UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2009

ELKO VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-141426	20-7425158
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

848 N. Rainbow Blvd. # 3003, Las Vegas, NV	89107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code Tel: (702) 635-8146

650 Ruby Way, Crescent Valley, NV 89821 Telephone: (775) 201-6669
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
 [     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure

Effective August 18, 2009, we changed the place of our executive offices to 848 N. Rainbow Blvd., #3003, Las Vegas, Nevada 89107. Our telephone number is (702) 635-8146.

Our fax numbers are as follows:

Corporate & Company Management	(702) 924-0741
General Investor Relations	(702) 442-0796
Institutional Investor Relations	(702) 583-7356

Our e-mail contacts are as follows:

Corporate & Company Management	corporate@nagoldfund.com
General Investor Relations	generalir@nagoldfund.com
Institutional Investor Relations	institutionalir@nagoldfund.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELKO VENTURES, INC.

By:	/s/ Ronald Yadin Lowenthal
Ronald Yadin Lowenthal
President

Dated: August 19, 2009